Exhibit 99.2

Mechanical Technology Incorporated

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the Annual Report of Mechanical Technology Incorporated (the "Company") on Form 10-K for the twelve month period ended December 31, 2002, the three month Transition Period ended December 31, 2001, and the twelve month periods ended September 30, 2001 and 2000 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cynthia A. Scheuer, Chief Financial Officer of the Company, certify, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Sections 1350(a) and (b)), that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

(2)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003

s/Cynthia A. Scheuer __

Cynthia A. Scheuer

Chief Financial Officer